                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-KA
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 6, 2003
                                       -----------------



                        CAPITAL ONE AUTO RECEIVABLES, LLC
                                  ON BEHALF OF
                      CAPITAL ONE AUTO FINANCE TRUST 2002-A
             (Exact name of registrant as specified in its charter)


           Deleware                                     333-54736-03                    31-175007
------------------------------------               -----------------                -------------
(State or other jurisdiction of                     (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


2980 Fairview Park Drive, Falls Church, VA                                             22042
------------------------------------------                                      ---------------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (703) 720-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable



                                                                          1 of 5

ITEM 5. OTHER EVENTS

        The November 2002 Monthly Servicer Report was restated on
        January 6, 2003.

                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.


                                   By:    Capital One Auto Receivables, LLC


                                   By:     /s/Jeffery Elswick
                                          ---------------------------------
                                          Elswick Jeffery
                                          President

Date: January 6, 2003




                                                                          2 of 6

                         Capital One Auto Finance Trust
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98 % Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79 % Asset Backed Notes
                        Class B 8.35 % Asset Backed Notes
                       Preliminary Servicer's Certificate



--------------------------------------------------    -------------------------------------------------------------------------
Monthly Period Beginning:                 11/1/2002                                                                Original
Monthly Period Ending:                   11/30/2002     Purchases           Units  Cut-off Date  Closing Date    Pool Balance
                                                      -------------------------------------------------------------------------
Prev. Distribution/Close Date:           11/15/02     Initial Purchase   74,011       4/18/2002     4/23/2002    $1,086,769,451
Distribution Date:                       12/16/02     Sub. Purchase #1   13,358       5/17/2002     5/21/2002      $214,043,551
Days of Interest for Period:                   31     Sub. Purchase #2
Days in Collection Period:                     30     Sub. Purchase #3
                                                                         ------------------------------------------------------
Months Seasoned:                                8     Total              87,369                              $1,300,813,002.37
--------------------------------------------------    -------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.      MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------
    {1} Beginning of period Aggregate Principal Balance                                  {1}                  $1,143,743,735.37
                                                                                                              -----------------

    {2} Purchase of Subsequent Receivables                                               {2}                               0.00
                                                                                                              -----------------

        Monthly Principal Amounts

           {3} Regular Principal Received                                                {3}  15,951,456.30
                                                                                             ---------------
           {4} Prepaid Principal Received                                                {4}   7,407,929.55
                                                                                             ---------------
           {5} Defaulted Receivables Deposit Amount                                      {5}   7,573,515.64
                                                                                             ---------------
           {6} Principal Portion of Repurchased Receivables                              {6}   2,791,716.65
                                                                                             ---------------
           {7} Cram Down Losses and Other Non-Cash Adjustments                           {7}       8,690.66
                                                                                             ---------------

           {8} Total Monthly Principal Amounts                                           {8}                      33,733,308.80
                                                                                                              -----------------

    {9} End of period Aggregate Receivable Balance                                       {9}                  $1,110,010,426.57
                                                                                                              =================
   {10} Pool Factor   ( {9} / Original Pool Balance)                                    {10}                             0.8533

-----------------------------------------------------------------------------------------------------------------------------------
II.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------------------
                                        CLASS A-1       CLASS A-2      CLASS A-3      CLASS A-4      CLASS B           TOTAL
                                        ---------       ---------      ---------      ---------      -------           -----
   {11} Original Note Balance     {11} $209,000,000     $349,000,000   $320,000,000  $322,000,000  $65,040,000   $1,265,040,000


   {12} Beginning of period
          Note Balance            {12}   56,642,805      349,000,000    320,000,000   322,000,000   11,603,157   $1,059,245,962
                                       ----------------------------------------------------------------------------------------

   {13} Noteholders' Principal
          Distributable Amount    {13}   32,721,310                0              0             0    1,011,999       33,733,309
   {14} Noteholders' Accelerated
          Principal Amount        {14}            0                0              0             0    2,399,927        2,399,927
   {15} Optional Note Redemption
          Principal Amount        {15}            0                0              0             0            0                0
                                       ----------------------------------------------------------------------------------------

   {16} End of period Note
          Balance                 {16}   23,921,495      349,000,000    320,000,000   322,000,000    8,191,231   $1,023,112,726
                                       ========================================================================================

   {17} Note Pool Factors
          ( {16} / {11} )         {17}       0.1145         01.0000         1.0000        1.0000       0.1259           0.8088
                                       ========================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
III.    RECONCILIATION OF PRE-FUNDING ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
   {18} Beginning of period Pre-Funding Account balance                                 {18}                             $0.00
                                                                                                                      ---------
        {19} Purchase of Subsequent Receivables                                         {19}     0.00
                                                                                             ---------
        {20} Investment Earnings                                                        {20}     0.00
                                                                                             ---------
        {21} Investment Earnings Transfer to Collections Account                        {21}     0.00
                                                                                             ---------
        {22} Payment of Mandatory Prepayment Amount                                     {22}     0.00
                                                                                             ---------
        {23} Mandatory Reduction of the Prefunding Account After Final Addition         {23}     0.00
                                                                                             ---------
   {24} End of period Pre-Funding Account balance                                       {24}                             $0.00
                                                                                                                      ---------


-----------------------------------------------------------------------------------------------------------------------------------
IV.     RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
Available Funds:
          {25} Scheduled and Prepayment Principal Cash Received                               {25}  23,359,385.85
                                                                                                   ---------------
          {26} Liquidation Proceeds Collected during period                                   {26}   1,517,632.58
                                                                                                   ---------------
          {27} Receivables Repurchase Amounts                                                 {27}   2,791,716.65
                                                                                                   ---------------
          {28} Interest and Fees Collected on Receivables                                     {28}  14,769,847.02
                                                                                                   ---------------
          {29} Recoveries on Previously Defaulted Receivables                                 {29}     128,569.51
                                                                                                   ---------------
          {30} Advances from the Reserve Fund                                                 {30}           0.00
                                                                                                   ---------------
               Investment Earnings on Trust Accounts
               {31} Collection Account                                                        {31}      44,279.79
                                                                                                   ---------------
               {32} Transfer from Reserve Fund                                                {32}      15,919.89
                                                                                                   ---------------
               {33} Transfer from Pre-Funding Account                                         {33}           0.00
                                                                                                   ---------------
          {34} Transfer from the Pre-Funding Account                                          {34}           0.00
                                                                                                   ---------------
          {35} Optional Note Redemption Prepayment Amount                                     {35}           0.00
                                                                                                   ---------------
          {36} Class B Noteholder's Accelerated Principal
                Amount Not Distributed in Prior Month                                         {36}           0.00
                                                                                                   ---------------
          {37} Total Available Funds                                                          {37}                    42,627,351.29
                                                                                                                     --------------

Distributions:
          {38} Trustees' Fees                                                                 {38}           0.00
                                                                                                   ---------------
          {39} Servicing Fees                                                                 {39}   2,842,775.86
                                                                                                   ---------------

               Class A Noteholders' Note Interest
               ------------------------------------------------------------------------------
                                 BEGINNING    INTEREST                          CALCULATED
                       CLASS    NOTE BALANCE    RATE       DAYS    DAYS BASIS    INTEREST
               ------------------------------------------------------------------------------
          {40}           A-1     $56,642,805   1.98000%      31 Actual days/360      $96,576  {40}      96,575.98
                                                                                                   ---------------
          {41}           A-2    $349,000,000   2.99000%      30      30/360          869,592  {41}     869,591.67
                                                                                                   ---------------
          {42}           A-3    $320,000,000   4.03000%      30      30/360        1,074,667  {42}   1,074,666.67
                                                                                                   ---------------
          {43}           A-4    $322,000,000   4.79000%      30      30/360        1,285,317  {43}   1,285,316.67
               ------------------------------------------------------------------------------      ---------------

          {44} Note Insurer
               Premiums                                                                       {44}     244,449.99
                                                                                                   ---------------
          {45} Reimbursement
               Obligations
               due Note Insurer                                                               {45}           0.00
                                                                                                   ---------------

               Class B
               Noteholders'
               Primary Note
               Interest
               ------------------------------------------------------------------------------
                                 BEGINNING    INTEREST                          CALCULATED
                       CLASS    NOTE BALANCE    RATE       DAYS    DAYS BASIS    INTEREST
               ------------------------------------------------------------------------------
          {46}         Class B    $11,603,157 8.35000%      30        30/360        80,739    {46}      80,738.63
               ------------------------------------------------------------------------------      ---------------

          {47}    Class A Noteholders' Principal Payment Amount      {47}       32,721,309.54
                                                                          --------------------
          {48}    Accrued and Unpaid Premium and Reimbursement
                   Obligations, due Note Insurer                     {48}                0.00
                                                                          --------------------
          {49}    Deposit to Reserve Account, to Required Level      {49}                0.00
                                                                          --------------------
          {50}    Class A Noteholder's Accelerated Principal
                    Amount (if in an event of default under the
                    indenture or, under certain circumstances,
                    an insurance agreement event of default)         {50}                0.00
                                                                          --------------------
          {51}    Class B Noteholders' Principal Payment Amount      {51}        1,011,999.26
                                                                          --------------------
          {52}    Class B Noteholder's Accelerated Principal
                    Amount                                           {52}        2,399,927.03
                                                                          --------------------
          {53}    Optional Note Redemption Amount                    {53}                0.00
                                                                          --------------------
          {54}    Other Amounts Due to the Trustees                  {54}                0.00
                                                                          --------------------
          {55}    Servicer Transition Expenses                       {55}                0.00
                                                                          --------------------
          {56}    Indenture Trustee Title Expenses                   {56}                0.00
                                                                          --------------------
          {57}    Class B Excess Interest                            {57}                0.00
                                                                          --------------------
          {58}    Distribution to the equity certificate holder      {58}                0.00
                                                                          --------------------
   {59} Total Distributions                                          {59}                          42,627,351.29
                                                                                              ===================

-----------------------------------------------------------------------------------------------------------------
V.      RECONCILIATION OF RESERVE ACCOUNT:
-----------------------------------------------------------------------------------------------------------------
   {60} Beginning of period Reserve Account balance                  {60}                         $13,008,130.02
                                                                                              -------------------

        Deposits to Reserve Account
          {61}    Investment Earnings                                {61}           15,919.89
                                                                          --------------------
          {62}    Initial Reserve Deposit                            {62}                   -
                                                                          --------------------
          {63}    Capitalized Interest Amount                        {63}                   -
                                                                          --------------------
          {64}    Deposits Related to Subsequent
                   Receivables Purchases                             {64}                   -
                                                                          --------------------
          {65}    Total Additions                                    {65}                             $15,919.89
                                                                                              -------------------

        Priority Withdrawals from Reserve Account
          {66}    Transfer of Investment Earnings to
                   Collection Account                                {66}          (15,919.89)
                                                                          --------------------
          {67}    Advances to Collection Account -
                   Priority (1) through (7)                          {67}                   -
                                                                          --------------------
          {68}    Total Priority Withdrawals                         {68}                            ($15,919.89)
                                                                                              -------------------

   {69} Reserve Account Subtotal                                     {69}                         $13,008,130.02
                                                                                              -------------------
          {70}    Reserve Account Requirement                        {70}       13,008,130.02
                                                                          --------------------
          {71}    Reserve Account Excess / (Shortfall)               {71}                   -
                                                                          --------------------
   {72} Deposit to / (Withdrawal from) Reserve Fund, to
         Required Level                                              {72}                                  $0.00
                                                                                              -------------------
   {73} Reserve Account Primary Balance                              {73}                         $13,008,130.02
                                                                                              -------------------

        Subordinate Withdrawals from Reserve Account
          {74}    Advances to Collection Account - Priority
                   (10), (16) and (17) (limited to excess
                   amounts on deposit)                               {74}                   -
                                                                          --------------------
          {75}    Advances to Collection Account - Priority
                   (12) through (15)                                 {75}                   -
                                                                          --------------------
          {76}    Return of Excess to Equity Certificate Holder      {76}                   -
                                                                          --------------------
          {77}    Total Subordinate Withdrawals                      {77}                                      -
                                                                                              -------------------

   {78} End of period Reserve Account balance                        {78}                          13,008,130.02
                                                                                              ===================

-----------------------------------------------------------------------------------------------------------------
VI.     CALCULATION OF RESERVE ACCOUNT REQUIREMENT
-----------------------------------------------------------------------------------------------------------------
        IF PRIOR TO ACCELERATED RESERVE FUND EVENT:
        -------------------------------------------

                  Lesser of:
          {79}           (1)Ending Aggregate Note Balance            {79}                        1,023,112,725.80
                    -or--
          {80}           (2)1.0% of Aggregate Receivables
                              Balance as of the latest
                              Cut-Off Date                           {80}                           13,008,130.02
                                                                                              -------------------
          {81}              Requirement                              {81}                          13,008,130.02
                                                                                              -------------------
        If Accelerated Reserve Fund Event:
                  Lesser of:

          {82}           (1)Ending Aggregate Note Balance            {82}                       1,023,112,725.80
                                                                                              -------------------
                         (2)Greater of:

                    -or--

          {83}              (a) 3.0% of Original Receivable
                                  Balance                            {83}      39,024,390.07
          {84}                 -or--                                 {84}                         60,895,289.70
          {85}              (b) 6.0% of Current Outstanding
                                  Class A Note Principal
                                  Balance                            {85}      60,895,289.70

                                                                                              -------------------
          {86}              REQUIREMENT                              {86}                          60,895,289.70
                                                                                              -------------------

-----------------------------------------------------------------------------------------------------------------
VII.    CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
-----------------------------------------------------------------------------------------------------------------
          {87}    Principal Collections                              {87}       33,733,308.80
                                                                          --------------------
          {88}    End of Period Aggregate Receivables Balance
                   + Prefunding Amount                               {88}    1,110,010,426.57
                                                                          --------------------
          {89}    Targeted Class A Note Balance
                   (line {88} X 88%)                                 {89}      976,809,175.38
                                                                          --------------------
          {90}    Class A Aggregate Oustanding Principal
                   Balance (Start of Period)                         {90}    1,047,642,804.56
                                                                          --------------------

                  Allocable to Class A Notes:
                  Lesser of:
          {91}    Principal Collections X 97%                        {91}       32,721,309.54
                                                                          --------------------
          {92}    Payment Amount Necessary to Reduce Class A
                   Balance to Required Level (line {90} - {89})      {92}       70,833,629.18
                                                                          --------------------
          {93}    Refund of Amounts on Deposit in the
                   Pre-Funding Account                               {93}                0.00
                                                                          --------------------

          {94}    Class A Principal Payment Amount (Minimum of                                -------------------
                   {91} and {92})                                    {94}                          32,721,309.54
                                                                                              -------------------

                  Allocation to Class B Notes:
                                                                                              -------------------
          {95}    Prinicpal Collections X 3%                         {95}                           1,011,999.26
                                                                                              -------------------


-----------------------------------------------------------------------------------------------------------------

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.






                            OFFICERS' CERTIFICATE

                       The undersigned hereby certifies that (i) he or she
                  is an Authorized Officer of Captial One Auto Finance (the "Servicer"), and (ii) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section
                  2.02 (c) of the Servicing Agreement (the "Servicing Agreement") dated as of April 23, 2002 by and among Captial One Auto Finance Trust 2002-A, as the Issuer, JP Morgan Chase Bank, Trustee, and the Servicer.


                  CAPITAL ONE AUTO FINANCE



                  Capital One Auto Finance, as Servicer


                  By:
                                         -------------------------
                  Name:                  Tom Feil
                  Title:                 Director, Capital Markets
                  Date:                  12/16/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2002-A
                       Class A-1 1.98 % Asset Backed Notes
                       Class A-2 2.99% Asset Backed Notes
                       Class A-3 4.03% Asset Backed Notes
                       Class A-4 4.79% Asset Backed Notes
                        Class B 8.35% Asset Backed Notes
                             Servicer's Certificate


---------------------------------------------
MONTHLY PERIOD BEGINNING:          11/1/2002
MONTHLY PERIOD ENDING:             11/30/2002
PREV. DISTRIBUTION/CLOSE DATE:     11/15/2002
DISTRIBUTION DATE:                 12/16/2002
DAYS OF INTEREST FOR PERIOD:              31
DAYS IN COLLECTION PERIOD:                30
MONTHS SEASONED:                           8
---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
I.        MONTHLY PERIOD NOTE BALANCE
          CALCULATION:                             CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4      CLASS B         TOTAL
                                                   ---------     ---------     ---------     ---------      -------         -----
    {1}   Original Note Balance             {1} $209,000,000  $349,000,000  $320,000,000  $322,000,000  $65,040,000 $1,265,040,000
----------------------------------------------------------------------------------------------------------------------------------

    {2}   Beginning of period Note Balance  {2}  $56,642,805  $349,000,000  $320,000,000  $322,000,000  $11,603,157 $1,059,245,962

    {3}   End of period Note Balance        {3}  $23,921,495  $349,000,000  $320,000,000  $322,000,000   $8,191,231 $1,023,112,726
                                                ==================================================================================

    {4}   Note Pool Factors  {3} / {1}      {4}        0.114         1.000         1.000         1.000        0.126          0.809
                                                ==================================================================================

----------------------------------------------------------------------------------------------------------------------------------
II.         MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     -----------------------------
                                                                                                         CUMULATIVE        PERIOD
                                                                                                     -----------------------------
    {5}     Beginning number of Receivables                                                      {5}         74,011        81,881
    {6}     Number of Subsequent Receivables Purchased                                           {6}         13,358             0
    {7}     Number of Receivables Defaulted during period                                        {7}          1,850           567
    {8}     Number of Receivables becoming Purchased Receivables during period                   {8}            302           218
    {9}     Number of Receivables paid off during period                                         {9}          4,843           722
                                                                                                     -----------------------------
   {10}     Ending number of Receivables                                                        {10}         80,374        80,374
                                                                                                     -----------------------------

----------------------------------------------------------------------------------------------------------------------------------
III.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     ---------------------------------------------
                                                                                            ORIGINAL    PREV. MONTH       CURRENT
                                                                                     ---------------------------------------------
   {11}     Weighted Average APR of the Receivables                             {11}          15.49%         15.78%        15.78%
   {12}     Weighted Average Remaining Term of the Receivables                  {12}           60.64          56.30         55.45
   {13}     Weighted Average Original Term of Receivables                       {13}           62.50          62.50         62.50
   {14}     Average Receivable Balance                                          {14}         $14,684        $13,945       $13,789
                                                                                     ---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
IV.         DELINQUENCY:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     ---------------------------------------------
Receivables with Scheduled Payment delinquent                                                  UNITS        DOLLARS    PERCENTAGE
                                                                                     ---------------------------------------------
   {15}     31-60 days                                                          {15}           4,291     61,946,422         5.42%
   {16}     61-90 days                                                          {16}           1,353     19,205,678         1.68%
   {17}     91-120 days                                                         {17}             378      5,520,067         0.48%
                                                                                     ---------------------------------------------
   {18}     Receivables with Scheduled Payment delinquent
            more than 60 days at end of period                                  {18}           1,731    $24,725,745         2.16%
                                                                                     ---------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
V.          PERFORMANCE TESTS:
----------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
   {19}     Receivables with Scheduled Payment delinquent
            more than 60 days at end of period ( line {18})                                     {19}    $24,725,745
                                                                                                     ---------------
   {20}     Beginning of period Principal Balance                                               {20}  1,143,743,735
                                                                                                     ---------------

   {21}     Delinquency Ratio {16} + {17} divided by {20}                                       {21}                        2.16%
                                                                                                                    --------------
   {22}     Previous Monthly Period Delinquency Ratio                                           {22}                        1.96%
                                                                                                                    --------------
   {23}     Second previous Monthly Period Delinquency Ratio                                    {23}                        1.69%
                                                                                                                    --------------

   {24}     Average Delinquency Ratio ({21} + {22} + {23}) / 3                                  {24}                        1.94%
                                                                                                                    --------------

                ------------------------------------------------------------------------------------------------------------------
                Compliance with Accelerated Reserve Fund Trigger? (Average
                Delinquency Ratio is less than or equal to 3% months 1-12, 4%
                months 13-24, 5% months 25-36 and 5.5% thereafter)                                                         Yes

                Complaince with Insurance Agreement Event of Default? (Average
                Delinquency Ratio is less than or equal to 4% months 1-12, 5%
                months 13-24, 6% months 25-36 and 6.5% thereafter)                                                         Yes
                ------------------------------------------------------------------------------------------------------------------


CUMULATIVE NET CHARGE-OFF RATE
   {25}     Net Losses since Initial Cut-off Date (Beginning of Period)                         {25}                  $11,212,627
                                                                                                                    --------------
   {26}     Receivables becoming Defaulted Receivables during period                            {26}     $7,573,516
                                                                                                     ---------------
   {27}     Cram Down Losses and other non-cash Adjustments occurring during
            period                                                                              {27}         $8,691
                                                                                                     ---------------
   {28}     Liquidation Proceeds collected during period                                        {28}     $1,517,633
                                                                                                     ---------------
   {29}     Recoveries on Defaulted Receivables during period                                   {29}       $128,570
                                                                                                     ---------------
   {30}     Net Losses during period {26} + {27} - {28} - {29}                                  {30}     $5,936,004
                                                                                                     ---------------
   {31}     Net Losses since Initial Cut-off Date (End of Period)                               {31}                  $17,148,631
                                                                                                                    --------------
   {32}     Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal
            Balance}                                                                            {32}                        1.32%
                                                                                                                    --------------
                ------------------------------------------------------------------------------------------------------------------
                Compliance with Accelerated        Cumulative Net Loss Rate        0.04625                                 Yes
                Reserve Fund Trigger?              is less than or equal to:

                Complaince with Insurance          Cumulative Net Loss Rate        0.0525                                  Yes
                Agreement Event of Default?        is less than or equal to:
                ------------------------------------------------------------------------------------------------------------------



EXTENSION RATE
   {33}     Number of Receivables extended during current period                                {33}          1,103
                                                                                                     ---------------
   {34}     Beginning of Period Loans Outstanding                                               {34}         81,881
                                                                                                     ---------------
   {35}     Extension Rate {33} divided by {34}                                                 {35}                        1.35%
                                                                                                                    --------------
   {36}     Previous Monthly Extension Rate                                                     {36}                        0.39%
                                                                                                                    --------------
   {37}     Second previous Monthly Extension Rate                                              {37}                        0.11%
                                                                                                                    --------------

   {38}     Average Extension Rate ({35} +{36} +{37}) / 3                                       {38}                        0.62%
                                                                                                                    --------------

            ----------------------------------------------------------------------------------------------------------------------
            Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                    Yes
            ----------------------------------------------------------------------------------------------------------------------